ABSOLUTE STRATEGIES FUND (the "Fund")

Supplement dated January 3, 2017 to the Prospectus dated August 1, 2016

1.	The sub-section entitled "Subadvisers" in the section entitled "Management" of the Prospectus is hereby deleted in its entirety and replaced with the following:

Subadvisers. Harvest Capital Strategies LLC; Kovitz Investment Group Partners, LLC; LakeWater Capital LLC; Longhorn Capital Partners, L.P.; Mohican Financial Management,  LLC; Sabal Capital Management, LLC; St. James Investment Company, LLC; and The Boston Company Asset Management, LLC are the Subadvisers to the Fund.

2.	The sub-section entitled "The Adviser and Subadvisers" in the section entitled "Management" of the Prospectus is hereby deleted in its entirety and replaced with the following:

The Adviser and Subadvisers

The Fund's investment adviser is Absolute Investment Advisers LLC, 18 Shipyard Drive, Suite 3C, Hingham, MA 02043 ("Absolute" or "Adviser"). Absolute is a registered investment adviser and provides investment advisory services to the Fund. As of June 30, 2016, Absolute had approximately $980 million of assets under management.

Absolute is registered as an investment adviser under the Investment Advisers Act of 1940. The Adviser has claimed an exclusion from regulation with the Commodity Futures Trading Commission ("CFTC") as a commodity pool operator under the Commodity Exchange Act and Absolute is exempt from registration as a commodity trading adviser under CFTC Regulation 4.14(a)(8).

Absolute receives an advisory fee at an annual rate equal to 1.60% on the average annual daily net assets. The actual advisory fee rate paid by the Fund to Absolute for the fiscal year ended March 31, 2016 was 1.60%. Absolute pays any sub-advisory fees out of the fees it receives pursuant to the Investment Advisory Agreement. For the fiscal year ended March 31, 2016, the aggregate amount paid by Absolute to its Subadvisers was 0.83%. Absolute waives its investment advisory fees for any Fund assets in pooled investment vehicles sponsored by it. For the period ended March 31, 2016, Absolute waived less than 0.01% in fees earned for Fund investments in other pooled investment vehicles sponsored by Absolute.

A discussion summarizing the basis on which the Board approved the Investment Advisory Agreement with Absolute and the sub-advisory agreements between Absolute and its Subadvisers are available in the Fund's annual report for the period ended March 31, 2016.

Subject to the general oversight of the Board, Absolute is directly responsible for making the investment decisions for the Fund and Absolute retains overall supervisory responsibility of the general management and investment of the Fund's assets. Absolute delegates the day-to-day management of the Fund to a combination of the following Subadvisers.

Subadviser	Investment Strategy
Harvest Capital Strategies LLC 600 Montgomery Street, Suite 1700 San Francisco, CA 94111	Agriculture Focused Long/Short Equity
Kovitz Investment Group Partners, LLC 115 South LaSalle Street, 27th Floor Chicago, IL 60603	Fundamental Long/Short Equity
LakeWater Capital LLC 100 Limestone Plaza, Suite 200 Fayetteville, NY 13066	Long/Short Credit
Longhorn Capital Partners, LP 1445 Ross Avenue, Suite 5000 Dallas, TX 75202	Global Long/Short Equity
Mohican Financial Management, LLC 21 Railroad Avenue, Suite 35 Cooperstown, NY 13326	Convertible Arbitrage
Sabal Capital Management, LLC 233 Wilshire Boulevard, Suite 300 Santa Monica, CA 90401	Long/Short Equity and Special Situations
St. James Investment Company, LLC 3838 Oak Lawn Avenue, Suite 1414 Dallas, TX 75219	Concentrated Equity
The Boston Company Asset Management, LLC One Boston Place Boston, MA 02108	Energy Focused Long/Short Equity and Credit

Harvest Capital Strategies LLC was founded in 1999 and provides investment advisory services for other pooled investment vehicles and separately managed accounts.
Kovitz Investment Group Partners, LLC commenced operations in 2003 as Kovitz Investment Group, LLC and provides investment advisory services for corporations, individuals, pension and profit sharing plans and other pooled investment vehicles.
LakeWater Capital LLC was founded in 2013 and provides investment advisory services for other pooled investment vehicles.
Longhorn Capital Partners, LP was founded in 2006 and provides investment advisory services for other pooled investment vehicles.
Mohican Financial Management, LLC was founded in 2003 and provides investment advisory services for another pooled investment vehicle.
Sabal Capital Management, LLC was founded in 2010 and provides investment advisory services for other pooled investment vehicles.

St. James Investment Company, LLC was founded in 1999 and manages assets for institutional clients, high-net worth individuals and mutual funds.
The Boston Company Asset Management, LLC was founded in 1970 and offers a full range of investment management services for institutional clients, high-net worth individuals, and pooled investment vehicles.
Pursuant to an exemptive order from the U.S. Securities and Exchange Commission (the "SEC"), Absolute, subject to Board approval, is permitted to enter into a new or modified subadvisory agreements with existing or new Subadvisers for the Fund without approval of Fund shareholders ("Exemptive Relief"). Pursuant to the Exemptive Relief, the Fund is required to notify shareholders of the retention of a new Subadviser within 90 days of the hiring of the new Subadviser. In the future, Absolute may propose to appoint or replace one or more Subadvisers subject to Board approval and applicable shareholder notice requirements.

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For more information, please contact a Fund customer service representative toll free at
(888) 99-ABSOLUTE or (888) 992-2765.

PLEASE RETAIN FOR FUTURE REFERENCE.

ABSOLUTE STRATEGIES FUND (the "Fund")

Supplement dated January 3, 2017 to the Statement of Additional Information ("SAI") dated August 1, 2016, as supplemented

1.	The definition of "Subadviser" in the section entitled "Key Defined Terms" of the SAI is hereby deleted in its entirety and replaced with the following:

"Subadviser" means each of Harvest Capital Strategies LLC; Kovitz Investment Group Partners, LLC; LakeWater Capital LLC; Longhorn Capital Partners, L.P.; Mohican Financial Management, LLC; Sabal Capital Management, LLC; St. James Investment Company, LLC; and The Boston Company Asset Management, LLC, the Fund's subadvisers.

2.
The table entitled "Ownership of Adviser and Subadvisers" in the sub-section entitled "F. Investment Adviser" in the section entitled "Board of Trustees, Management and Service Providers" of the SAI is hereby deleted in its entirety and replaced with the following:

Adviser	Controlling Persons/Entities
Absolute Investment Advisers LLC	None
Subadvisers	Controlling Persons/Entities
Harvest Capital Strategies LLC	Joseph A. Jolson and JMP Group LLC
Kovitz Investment Group Partners, LLC	Focus Financial Partners, LLC
LakeWater Capital LLC	Edward J. Casey, Derek A. Jerina, Glenn T. Migliozzi, Daniel A. Sperrazza and Michael J. Wamp
Longhorn Capital Partners, L.P.	Kristopher N. Kristynik
Mohican Financial Management, LLC	Eric C. Hage and Daniel C. Hage
Sabal Capital Management, LLC	William F. Charters
St. James Investment Company, LLC	Robert J. Mark
The Boston Company Asset Management, LLC	The Bank of New York Mellon Corporation

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For more information, please contact a Fund customer service representative toll free at
 (888) 99-ABSOLUTE or (888) 992-2765.

PLEASE RETAIN FOR FUTURE REFERENCE.